BRIGHTHOUSE FUNDS TRUST II
SUPPLEMENT DATED DECEMBER 23, 2024
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 29, 2024, AS SUPPLEMENTED
T. Rowe Price Large Cap Growth Portfolio
Effective January 1, 2025 (“Effective Date”), James Stillwagon will serve as a portfolio manager of T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”). As of September 30, 2024, Mr. Stillwagon did not beneficially own any equity securities of the Portfolio. The following changes are made to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio.
As of the Effective Date, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
Joseph B. Fath, Co-Chair of the T. Rowe Price Large Cap Growth Investment Advisory Committee, has managed the Portfolio since 2014. James Stillwagon, Co-Chair of the T. Rowe Price Large Cap Growth Investment Advisory Committee, has co-managed the Portfolio since January 2025. Effective on or about September 30, 2025, it is expected that Mr. Fath will no longer serve as portfolio manager of the Portfolio and as Co-Chair of the T. Rowe Price Large Cap Growth Investment Advisory Committee.
As of the Effective Date, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the last paragraph of the section is deleted in its entirety and replaced with the following:
The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Joseph B. Fath and James Stillwagon, Committee Co-Chairs, are responsible for the day-to-day management of the Portfolio and work with the Committee in developing and executing the Portfolio’s investment program. Mr. Fath became Chairman of the T. Rowe Price Large Cap Growth Investment Advisory Committee in 2014. Mr. Fath is a Vice President of T. Rowe Price Group, Inc. and joined T. Rowe Price in 2002. James Stillwagon has been Co-Chair of the T. Rowe Price Large Cap Growth Investment Advisory Committee since January 2025. Mr. Stillwagon joined T. Rowe Price in 2017 and his investment experience dates from 2008. Effective on or about September 30, 2025, it is expected that Mr. Fath will no longer serve as portfolio manager of the Portfolio and as Co-Chair of the T. Rowe Price Large Cap Growth Investment Advisory Committee.
As of the Effective Date, in the Portfolio’s Other Accounts Managed table in Appendix C of the SAI, the following information with respect to Mr. Stillwagon are added immediately following the information included therein with respect to Mr. Fath:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Joseph B. Fath[1], T. Rowe Price Large Cap Growth Portfolio	Registered Investment Companies	8	$60,933,614,868	0	N/A
	Other Pooled Investment Vehicles	6	$32,905,243,506	0	N/A
	Other Accounts	5	$728,570,017	0	N/A
James Stillwagon[2], T. Rowe Price Large Cap Growth Portfolio	Registered Investment Companies	1	$9,134,298,997	0	N/A
	Other Pooled Investment Vehicles	1	$1,107,353,995	0	N/A
	Other Accounts	0	N/A	0	N/A

1Effective on or about September 30, 2025, it is expected that Mr. Fath will no longer serve as portfolio manager of T. Rowe Price Large Cap Growth Portfolio.
2Other accounts managed information is as of September 30, 2024.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE